The Advisors’ Inner Circle Fund II

Hancock Horizon Burkenroad Small Cap Fund

Institutional Class Shares: HIBUX

Investor Class Shares: HHBUX

Class D Shares: HYBUX

SUMMARY PROSPECTUS

May 31, 2019

Beginning on March 29, 2019, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://hancockhorizon.com/FundInvestors/Literature.aspx. You can also get this information at no cost by calling 1-888-422-2654, by sending an e-mail request to information@hancockhorizon.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 31, 2019, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Hancock Horizon Burkenroad Small Cap Fund

Investment Objective

The Hancock Horizon Burkenroad Small Cap Fund (the “Burkenroad Small Cap Fund” or the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class Shares, which are not reflected in the table below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class Shares		Investor Class Shares		Class D Shares
Management Fees[1]		0.79%		0.79%		0.79%
Distribution and/or Service (12b-1) Fees		None		None		0.25%
Other Expenses		0.24%		0.49%		0.49%
Shareholder Servicing Fees	None		0.25%		0.25%
Other Operating Expenses	0.24%		0.24%		0.24%
Total Annual Fund Operating Expenses[2]		1.03%		1.28%		1.53%
Less Fee Reductions and/or Expense Reimbursements[3]		(0.03)%		(0.03)%		(0.03)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		1.00%		1.25%		1.50%

[1]	Management Fees have been restated to reflect current fees.

[2]

The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratios in the Fund’s Financial Highlights because: (i) Management Fees have been restated to reflect current fees; and (ii) the maximum Shareholder Servicing Fees of the Investor Class Shares and Class D Shares were not incurred during the prior fiscal year.

[3]

Horizon Advisers (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.00%, 1.25% and 1.50% of the Fund’s average daily net assets of the Institutional Class, Investor Class and Class D Shares, respectively, until May 31, 2020 (the “expense caps”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps: (i) at the time of the fee waiver and/or expense reimbursement; and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2020.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$102	$325	$566	$1,257
Investor Class Shares	$127	$403	$699	$1,543
Class D Shares	$153	$480	$831	$1,821

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategy

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies with small capitalizations located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers small-capitalization companies to be those with market capitalizations, at the time of purchase, that fall within or below the current range of companies in either the Russell 2000 Index or the S&P Small Cap 600 Index, or below the average of the maximum market capitalizations of companies in either index as of January 31 of each of the three preceding years. As of January 31, 2019, the market capitalization ranges for the Russell 2000 Index and the S&P Small Cap 600 Index were approximately $8.44 million to $7.19 billion and $29.50 million to $4.12 billion, respectively. The other equity securities in which the Fund may invest include real estate investment trusts (“REITs”).

In selecting securities, the Adviser primarily considers sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund’s securities across industry sectors. The Adviser continually monitors the Fund’s portfolio and may sell a security when there is a fundamental change in the security’s prospects or better investment opportunities become available. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows above the Fund’s small-capitalization range.

The Adviser utilizes Tulane University’s Burkenroad Reports (the “Reports”) as a source of investment research and also employs its own fundamental research and quantitative analysis in its investment decision making. For more information about the Reports, see “More Information About the Burkenroad Reports.” The Adviser independently verifies the information contained within the Reports and considers, but does not rely exclusively on, the Reports in making investment decisions for the Fund. The Fund will regularly invest in companies other than those covered by the Reports, and may not own shares of all of the companies covered by the Reports.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC, or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Small-Capitalization Company Risk — The smaller-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange. The Fund is also subject to the risk that the Adviser’s particular investment style, which focuses on small-capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.

REITs Risk — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: (i) declines in property values; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) zoning changes; and (v) losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Regional Focus Risk — The Fund’s concentration of investments in securities of companies located or doing business in Alabama, Louisiana, Mississippi, Florida, Georgia and Texas subjects the Fund to economic conditions and government policies within those states. As a result, the Fund will be more susceptible to factors that adversely affect companies located or doing business in those states than a mutual fund that does not have as great a concentration in those states.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Investor Class Shares’ performance from year to year for the past 10 years and by showing how the Fund’s average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance.

Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.hancockhorizonfunds.com.

Best Quarter	Worst Quarter
19.92%	(22.44)%
6/30/2009	12/31/2018

The performance information shown above is based on a calendar year. The Fund’s Investor Class Shares’ performance from 1/1/19 to 3/31/19 was 12.49%.

Average Annual Total Returns for Periods Ended December 31, 2018

This table compares the Fund’s average annual total returns for the periods ended December 31, 2018 to those of appropriate broad based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Investor Class Shares only. After-tax returns for other classes will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

BURKENROAD SMALL CAP FUND	1 Year	5 Years	10 Years	Since Inception[1]
Fund Returns Before Taxes
Institutional Class Shares	(15.74)%	N/A	N/A	3.18%
Investor Class Shares	(15.89)%	1.85%	11.86%	9.84%
Class D Shares	(15.57)%	1.72%	11.66%	9.63%
Fund Returns After Taxes on Distributions
Investor Class Shares	(20.30)%	0.26%	10.80%	9.17%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Investor Class Shares	(6.34)%	1.44%	10.18%	8.65%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(11.01)%	4.41%	11.97%	7.57%
Lipper® Small-Cap Core Funds Classification Average (reflects no deduction for taxes)	(12.67)%	3.41%	11.64%	7.54%

[1]

Institutional Class Shares of the Fund were offered beginning May 31, 2016. Investor Class Shares and Class D Shares of the Fund were offered beginning December 31, 2001. Index comparison begins December 31, 2001.

Investment Adviser

Horizon Advisers

Portfolio Managers

David Lundgren Jr., CFA, Chief Investment Officer, Managing Director and Lead Portfolio Manager for the Fund, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception in 2001.

Austin Zaunbrecher, CFA, Portfolio Manager, joined the Adviser in 2013 and has served on the portfolio team for the Fund since 2018.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Purchasing and Selling Fund Shares

Shares of the Fund can generally only be purchased through an account with an investment professional or other institution. To purchase shares of the Fund for the first time, you must invest at least $1,000. Subsequent investments in the Fund must be made in amounts of at least $100.

The Fund’s shares are redeemable. If you own your shares through an account with an investment professional or other institution, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting that investment professional or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HHF-SM-008-0400